ARTICLES

OF

INCORPORATION

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Ed Murray, WY Secretary of State
FILED: 09/15/2015 02:19 PM
ID: 2015-000694807

Foreign Profit Corporation
Articles of Continuance

Pursuant to W.S. 17-16-1810 of the Wyoming Business Corporation Act, the undersigned hereby submits the following Articles of Continuance:

1. Corporation name:

Active Health Foods, Inc.

2. Incorporated under the laws of: California
(State or country of organization)

3. Date of incorporation: 01/09/2008
(Date – mm/dd/yyyy)

4. Period of duration: Perpetual

(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual." You may refer to your Articles of Incorporation or contact the Corporations Division in your state of incorporation for your period of duration.)

5. Mailing address of the corporation:

10120 S Eastern Avenue
Suite 130
Henderson, NV 89052

Received
SEP 8 2015
Secretary of State
Wyoming

6. Principal office address:

10120 S Eastern Avenue
Suite 130
Henderson, NV 89052

7. Name and physical address of its registered agent:

(The registered agent may be an individual resident in Wyoming, a domestic or foreign entity authorized to transact business in Wyoming, having a business office identical with such registered office. The registered agent must have a physical address in Wyoming. A Post Office Box or Drop Box is not acceptable. If the registered office includes a suite number, it must be included in the registered office address.)

Nevada Processing Center, Inc.
702 S Brooks Avenue
Gillette, WY 82716

8. Purpose of the corporation which it proposes to pursue in the transaction of business in this state:

Any and all legal business.

and respective addresses of its officers and directors:

Office	Name Address
President	John Griffin, 330 Franklin Rd, Ste 135A-230, Brentwood, TN 37027
Vice President	
Secretary	
Treasurer	
Director	John Griffin, 330 Franklin Rd, Ste 135A-230, Brentwood, TN 37027
Director	
Director	

10. Aggregate number of shares or other ownership units which it has the authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class:

Number of Shares	Class	Series	Par Value per Share
5,000,000,000			$0.001

11. Aggregate number of issued shares or other ownership units itemized by classes, par value of shares, shares without par value and series, if any, within a class:

Number of Shares	Class	Series	Par Value per Share
See attached			

12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section 5 of the Wyoming Constitution.

Signature: [signature]

Date: 09/02/2015 (mm/dd/yyyy)

Print Name: John Griffin

Title: President

Contact Person: Sara Moore

Daytime Phone Number: (702) 253-7499

Email: sara@npcworld.com

State of Tennessee
County of Davidson

Subscribed and sworn to before me this 2 day of September, 2015.

by John Griffin.

[signature]
Notary Public

My commission expires: July 2, 2018

SEAL
BILLY WALKER JR.
STATE OF TENNESSEE NOTARY PUBLIC
DAVIDSON COUNTY

My Commission Expires July 2, 2018

11. Aggregate number of issued shares or other ownership units itemized by classes, par value of shares, shares without par value and series, if any, within a class:

Number of Shares	Class	Series	Par Value per Share
1,000	Preferred		$0.001
2,405,755,853	Common		$0.001

Wyoming

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Consent to Appointment by Registered Agent

I, Nevada Processing Center, Inc. , registered office located at
(name of registered agent)

702 S Brooks Avenue
Gillette, WY 82716
voluntarily consent to serve

* *(registered office physical address, city, state & zip)*

as the registered agent for Active Health Foods, Inc.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: [signature] **Date:** 09/03/2015
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: Sara Moore Daytime Phone: (702) 253-7499

Title: President Email: sara@npcworld.com

Registered Agent Mailing Address (if different than above): PO Box 30211
Las Vegas, NV 89173

***If this is a new address, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Checklist

☐ Submit one **originally signed** consent to appointment and one exact photocopy.

ELEC STK

State of California
Secretary of State

Domestic Stock Corporation
Certificate of Election to Wind Up and Dissolve

NOTE: To complete the dissolution process, the corporation must also file a Certificate of Dissolution pursuant to Corporations Code section 1905.

There is no fee for filing a Certificate of Election To Wind Up and Dissolve.

IMPORTANT – Read instructions before completing this form.

This Space For Filing Use Only

Corporate Name (Enter the name of the domestic stock corporation exactly as it is of record with the California Secretary of State.)

1. Name of corporation

ACTIVE HEALTH FOODS, INC.

Required Statement (The following statement is required by statute and should not be altered.)

2. The corporation has elected to wind up and dissolve.

Election (Check the applicable statement. Note: Only one box may be checked.)

3. ☑ The election was made by the vote of 1000 (number of shares) shares of the corporation, and representing at least 50 percent of the voting power.

☐ The corporation has not issued any shares; the election was made by the board of directors of the corporation.

Signatory Authority (Check the applicable statement. Note: Only one box may be checked.)

4. ☑ The undersigned constitutes the sole director or a majority of the directors now in office of the above-named corporation.

☐ The undersigned constitute the chairman of the board, president or vice president and the secretary, chief financial officer, treasurer, assistant secretary or assistant treasurer of the above-named corporation.

☐ The undersigned constitute(s) the shareholder(s) authorized to execute this certificate by shareholders holding shares representing 50 percent or more of the voting power of the above-named corporation.

Verification & Execution (If additional signature space is necessary, the dated signature(s) with verification(s) may be made on an attachment to this certificate. Any attachments to this certificate are incorporated herein by this reference.)

5. I declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

9/2/15
Date

[signature]
Signature of Director, Officer or Shareholder

JOHN GRIFFIN
Type or Print Name of Director, Officer or Shareholder

Signature of Director, Officer or Shareholder

Type or Print Name of Director, Officer or Shareholder

Signature of Director or Shareholder

Type or Print Name of Director or Shareholder

DISS STK

State of California
Secretary of State

Domestic Stock Corporation Certificate of Dissolution

There is no fee for filing a Certificate of Dissolution.

IMPORTANT – Read instructions before completing this form.

This Space For Filing Use Only

Corporate Name (Enter the name of the domestic stock corporation exactly as it is of record with the California Secretary of State.)

1. Name of corporation
ACTIVE HEALTH FOODS, INC.

Required Statements (The following statements are required by statute and should not be altered.)

2. A final franchise tax return, as described by California Revenue and Taxation Code section 23332, has been or will be filed with the California Franchise Tax Board, as required under the California Revenue and Taxation Code, Division 2, Part 10.2 (commencing with Section 18401). The corporation has been completely wound up and is dissolved.

Debts & Liabilities (Check the applicable statement. Note: Only one box may be checked.)

3. ☐ The corporation's known debts and liabilities have been actually paid.

☑ The corporation's known debts and liabilities have been paid as far as its assets permitted.

☐ The corporation's known debts and liabilities have been adequately provided for by their assumption and the name and address of the assumer is ______________________.

☐ The corporation's known debts and liabilities have been adequately provided for as far as its assets permitted. (Specify in an attachment to this certificate (incorporated herein by this reference) the provision made and the address of the corporation, person or governmental agency that has assumed or guaranteed the payment, or the name and address of the depositary with which deposit has been made or other information necessary to enable creditors or others to whom payment is to be made to appear and claim payment.)

☐ The corporation never incurred any known debts or liabilities.

Assets (Check the applicable statement. Note: Only one box may be checked.)

4. ☑ The known assets have been distributed to the persons entitled thereto.

☐ The corporation never acquired any known assets.

Election (Check the "YES" or "NO" box, as applicable. Note: If the "NO" box is checked, a Certificate of Election to Wind Up and Dissolve pursuant to Corporations Code section 1901 must be filed prior to or together with this Certificate of Dissolution.)

5. The election to dissolve was made by the vote of all the outstanding shares. ☑ YES ☐ NO

Verification & Execution (If additional signature space is necessary, the dated signature(s) with verification(s) may be made on an attachment to this certificate. Any attachments to this certificate are incorporated herein by this reference.)

6. The undersigned constitute(s) the sole director or a majority of the directors now in office. I declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

9/2/15
Date

[signature]
Signature of Director

JOHN GRIFFIN
Type or Print Name of Director

Signature of Director

Type or Print Name of Director

Signature of Director

Type or Print Name of Director

ACTIVE HEALTH FOODS, INC.

10120 S. EASTERN AVENUE, SUITE 130, HENDERSON, NV 89052

This meeting of the Board of Directors and Shareholders of Active Health Foods, Inc. was held in the offices of the company on September 2, 2015.

RESOLVED: That all present on the Board and 51% ownership of the stock by Shareholders hereby authorize a transfer to continue existence of the Corporation (Active Health Foods, Inc.) into Wyoming.

RESOLVED: Once the Corporation is continued into Wyoming, the Corporation will be dissolved in California.

There being no further business, the meeting was adjourned.

John Griffin, President

9/2/15
Date

I hereby certify that the foregoing transcript of 20 page(s) is a full, true and correct copy of the original record in the custody of the California Secretary of State's office.

AUG 2 1 2015

Date: HSO

ALEX PADILLA, Secretary of State

3061046 A0698459

FILED
In the Office of the Secretary of State
of the State of California
NOV 16 2009

CERTIFICATE OF AMENDMENT

of

ARTICLES OF INCORPORATION

for

ACTIVE HEALTH FOODS, INC.

1. I am the sole officer and director of Active Health Foods, Inc. and consequently am acting as the President and Secretary thereto.

2. Article IV of the Articles of Incorporation of this corporation, as filed on or about January 9, 2008, is amended to read as follows:

   This Corporation is authorized to issue one class of shares, designated as "common stock" in the amount of One Hundred Million (100,000,000) shares. The common voting stock shall have equal voting rights on all matters requiring a vote of the shareholders, including election of Directors, except as otherwise may be provided by law.

3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of the common shareholders in accordance with Section 902, California Corporation Code.

The total number of authorized shares of voting common stock is 10,000,000, of which 1,000,000 have been issued. The percentage vote required was more than 50%. The number of shares voting in favor of the amendment was 90% of the voting common stock.

The Corporation has a class of nonvoting common stock of 10,000,000 shares. No shares have been issued of the nonvoting common stock and therefore no vote was necessary.

I declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

Dated: October 15, 2009

Gregory Manos
President

Gregory Manos
Secretary

A0722715

3061046

CERTIFICATE OF AMENDMENT

of

ARTICLES OF INCORPORATION

for

ACTIVE HEALTH FOODS, INC.

FILED
In the Office of the Secretary of State
of the State of California

NOV 14 2011

1. I am the solé officer and director of Active Health Foods, Inc. and consequently am acting as the President and Secretary thereto.

2. Article IV of the Articles of Incorporation of this corporation were originally filed on or about January 9, 2008, subsequently amended and filed with the State of California on or about November 16, 2009, is further amended to read as follows:

   This Corporation is authorized to issue one class of shares designated as "common stock" in the amount of Nine Hundred Million (900,000,000) shares. The common stock shall have equal voting rights on all matters requiring a vote of the shareholders, including election of Directors.

   This Corporation is authorized to issue one class of shares designated as "preferred stock" in the amount of Fifty Million (50,000,000) shares. The Board of Directors is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued shares of preferred stock.

3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of the common shareholders in accordance with Section 902, California Corporation Code. The total number of authorized shares of voting common stock is 100,000,000, of which 23,402,500 have been issued. There is no authorized preferred stock. The number of shares voting in favor of the amendment exceeded the vote required. The percentage vote required was more than 50%.

I declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

Dated: September 10, 2011

Gregory Manos
President

Gregory Manos
Secretary

A0736091 3061046

CERTIFICATE OF AMENDMENT

of

ARTICLES OF INCORPORATION

for

FILED 38/17H
Secretary of State
State of California
DEC 12 2012

ACTIVE HEALTH FOODS, INC.

1. I am the sole officer and director of Active Health Foods, Inc. and consequently am acting as the President and Secretary thereto.

2. Article IV of the Articles of Incorporation of this corporation were originally filed on or about January 9, 2008, subsequently amended on or about November 16, 2009 and November 14, 2011, and is further amended to read as follows:

   This Corporation is authorized to issue one class of shares designated as "common stock" in the amount of two billion (2,000,000,000) shares. The common stock shall have equal voting rights on all matters requiring a vote of the shareholders, including election of Directors.

   This Corporation is authorized to issue one class of shares designated as "preferred stock" in the amount of one hundred million (100,000,000) shares. The Board of Directors is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued shares of preferred stock.

3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of the common shareholders in accordance with Section 902, California Corporation Code. The total number of authorized shares of voting common stock is 900,000,000, of which 716,958,000 have been issued. The number of shares voting in favor of the amendment exceeded the vote required. The percentage vote required was more than 50%.

I declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

Dated: December 10, 2012

Gregory Manos
President

Gregory Manos
Secretary

3061046 A0740476 FILED

Secretary of State
State of California

APR 08 2013

1pc

CERTIFICATE OF AMENDMENT

of

ARTICLES OF INCORPORATION

for

ACTIVE HEALTH FOODS, INC.

1. I am the sole officer and director of Active Health Foods, Inc. and consequently am acting as the President and Secretary thereto.

2. The first paragraph of Article IV is amended to read as follows:

   This Corporation is authorized to issue one class of shares designated as "common stock" in the amount of five billion (5,000,000,000) shares. The common stock shall have equal voting rights on all matters requiring a vote of the shareholders, including election of Directors.

3. This Corporation was previously authorized to issue one class of shares designated as "preferred stock" in the amount of one hundred million (100,000,000) shares. The Board of Directors was previously authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued shares of preferred stock. Nothing shall change as to the preferred stock.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

5. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of the common shareholders in accordance with Section 902, California Corporation Code. The total number of authorized shares of voting common stock is 2,000,000,000, of which 381,958,000 have been issued. The number of shares voting in favor of the amendment exceeded the vote required. The percentage vote required was more than 50%.

I declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

Dated: April 3, 2013

Gregory C. Manos
President

Gregory C. Manos
Secretary

A0744547

C3061046

ECTIVE DATE
AUG 21 2013

FILED
Secretary of State
State of California
AUG 13 2013

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION ACTIVE HEALTH FOODS, INC.

The undersigned does hereby certify:

1. He is the President and Secretary of Active Health Foods, Inc., a corporation, organized and existing under and by virtue of the laws of the State of California.

2. The Articles of Incorporation of this Corporation are amended by changing the Article thereof numbered "IV" so that, as amended, said Article IV shall be and read as follows:

   This Corporation shall combine the issued and outstanding shares of the common stock of the Corporation on the effective date of this amendment on a pro rata basis as a reverse stock split as defined in Section 182 of the California Corporations Code, such that each 1,000 shares of common stock issued and outstanding at the effective date of this amendment shall be combined into one (1) share of common stock, par value $0.001, with any fractional shares resulting from the reverse split rounded up to the next higher whole number of shares.

   This Corporation shall be authorized to issue 50,000,000 shares of common stock, par value $0.001, and 10,000,000 shares of preferred stock, par value $0.001. The common stock shall have equal voting rights on all matters requiring a vote of shareholders, including the election of directors. The Board of Directors is authorized to determine or to alter the rights, preferences, privileges and restrictions granted to or imposed upon the wholly unissued shares of preferred stock authorized to be issued.

3. The foregoing amendments have been duly approved by the Board of Directors of Active Health Foods, Inc. on July 11, 2013.

4. The foregoing amendments of the Articles of Incorporation have been duly approved by the required vote of the common shareholders in accordance with Section 902, California Corporation Code. There are no shares of preferred stock of the Corporation issued and outstanding. The total number of authorized shares of voting common stock is 5,000,000,000 prior to the amendment, of which 3,721,938,061 have been issued. The number of common shares voting in favor of the amended was 1,910,675,200, or 51.3%, exceeding the 50 percent vote required in order to approve the amendment.

5. The foregoing amendments shall be effective on August 21, 2013.

I declare, under penalties of perjury under the laws of the State of California, that the matters set forth in this certificate are true and correct, of my own knowledge.

Dated this 12th day of August, 2013

By: ______________________
Title: Chief Executive Officer/President and Secretary
Name: Gregory C. Manos

3061046

A0750169
FILED
Secretary of State
State of California
JAN 02 2014

CERTIFICATE OF AMENDMENT

of

ARTICLES OF INCORPORATION

for

ACTIVE HEALTH FOODS, INC.

1. I am the sole officer and director of Active Health Foods, Inc. and consequently am acting as the President and Secretary thereto.

2. The first paragraph of Article IV of the Articles of Incorporation is amended to read as follows:

   This Corporation is authorized to issue one class of shares designated as "common stock" in the amount of two hundred million (200,000,000) shares, with a par value of $0.001. The common stock shall have equal voting rights on all matters requiring a vote of the shareholders, including election of Directors.

3. This Corporation was previously authorized to issue one class of shares designated as "preferred stock" in the amount of ten million (10,000,000) shares. The Board of Directors was previously authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued shares of preferred stock. Nothing shall change as to the preferred stock.

4. The foregoing amendment of the Articles of Incorporation was duly approved by the Board of Directors on December 30, 2013.

5. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of the common shareholders in accordance with Section 902, California Corporation Code. The total number of authorized shares of voting common stock is 50,000,000, of which 29,248,797 have been issued. The number of shares voting in favor of the amendment exceeded the vote required. The percentage vote required was more than 50%. There are no shares of preferred stock of the Corporation issued and outstanding.

I declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

Dated: December 30, 2013

Gregory Manos
President

Gregory Manos
Secretary

3061046 A0751601

CERTIFICATE OF AMENDMENT

of

ARTICLES OF INCORPORATION

for

FILED
SECRETARY OF STATE
STATE OF CALIFORNIA

FEB 13 2014

ACTIVE HEALTH FOODS, INC.

1. I am the sole officer and director of Active Health Foods, Inc. and consequently am acting as the President and Secretary thereto.

2. The first paragraph of Article IV of the Articles of Incorporation is amended to read as follows:

   This Corporation is authorized to issue one class of shares designated as "common stock" in the amount of two billion (2,000,000,000) shares, with a par value of $0.001. The common stock shall have equal voting rights on all matters requiring a vote of the shareholders, including election of Directors.

3. This Corporation was previously authorized to issue one class of shares designated as "preferred stock" in the amount of ten million (10,000,000) shares. The Board of Directors was previously authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued shares of preferred stock. Nothing shall change as to the preferred stock.

4. The foregoing amendment of the Articles of Incorporation was duly approved by the Board of Directors on February 11, 2014.

5. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of the common shareholders in accordance with Section 902, California Corporation Code. The total number of authorized shares of voting common stock is 200,000,000, of which 98,550,718 have been issued. The number of shares voting in favor of the amendment exceeded the vote required. The percentage vote required was more than 50%. There are no shares of preferred stock of the Corporation issued and outstanding.

I declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

Dated: February 11, 2014

Gregory Manos
President

Gregory Manos
Secretary

A0756402

3060046

CERTIFICATE OF AMENDMENT

of

ARTICLES OF INCORPORATION

for

ACTIVE HEALTH FOODS, INC.

FILED
Secretary of State
State of California

JUN 04 2014

1. I am the sole officer and director of Active Health Foods, Inc. and consequently am acting as the President and Secretary thereto.

2. Article IV of the Articles of Incorporation is amended to read as follows:

   This Corporation is authorized to issue one class of shares designated as "common stock" in the amount of four billion (4,000,000,000) shares, with a par value of $0.001. The common stock shall have equal voting rights on all matters requiring a vote of the shareholders, including election of Directors.

   This Corporation is authorized to issue one class of shares designated as "preferred stock" in the amount of ten million (10,000,000) shares, with a par value of $0.001. The Board of Directors is authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued shares of preferred stock.

3. The foregoing amendment of the Articles of Incorporation was duly approved by the Board of Directors on May 30, 2014.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of the common shareholders in accordance with Section 902, California Corporation Code. The total number of authorized shares of voting common stock is 2,000,000,000, of which 562,097,518 have been issued. The number of shares voting in favor of the amendment exceeded the vote required. The percentage vote required was more than 50%. There are no shares of preferred stock of the Corporation issued and outstanding.

I declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

Dated: May 30, 2014

Gregory Manos
President

Gregory Manos
Secretary

A0757437

C3061046

FILED
Secretary of State
State of California
JUN 26 2014

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

FOR

ACTIVE HEALTH FOODS, INC.

1. I am the sole Officer and Director of ACTIVE HEALTH FOODS, INC. and consequently am acting as the PRESDIENT and SECRETARY thereto.

2. Article IV of the Articles of Incorporation is amended to read as follows:

   This Corporation is authorized to issue one class of Shares designated as "COMMON STOCK" in the amount of Fifteen Billion (15,000,000,000) shares with a par value of $0.001. The common stock shall have equal voting rights on all matters requiring a vote of the Shareholders including election of the Directors.

   This Corporation is authorized to issue one class of Shares designated as "PREFERRED STOCK" in the amount of Ten Million (10,000,000) Shares with a par value of $0.001. The Board of Directors is authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued Shares of "PREFERRED STOCK".

3. The foregoing amendment of the Articles of Incorporation was dully approved by the Board of Directors on June 26th, 2014.

4. The foregoing amendment of the Articles of Incorporation has been dully approved by the required vote of the Common Shareholders in accordance with Section 902 of the California Corporate Code. The total number of authorized Shares of voting Common Stock is 4,000,000,000 of which 1,416,684,404 have been issued. The number of Shares voting in favor of the amendment exceeded the vote required. The percentage vote required was more than 50%. There are no Shares of "PREFERRED STOCK" of the Corporation issued and outstanding.

I declare under penalty of perjury under the Laws of the State of California that the matters set forth in this Certificate are true and correct of my own knowledge.

DATED: June 26, 2014

Gregory C. Manos
President

Gregory C. Manos
Secretary

A0760906

C3061046

1pc

FILED MLC
Secretary of State
State of California
SEP 22 2014

KBM

CERTIFICATE OF DETERMINATION OF RIGHTS, PREFERENCES AND PRIVILEGES OF SERIES A PREFERRED STOCK OF ACTIVE HEALTH FOODS, INC.

(Pursuant to Section 401 of the California Corporations Code)

The undersigned, Robert Gates, hereby certifies that:

A. He is the duly elected President, Secretary, Chief Executive Officer, Chief Accounting Officer, Treasurer and sole Director of Active Health Foods, Inc., a California corporation (the "**Corporation**").

B. That, immediately prior to adoption of this Certificate of Determination of Rights, Preferences and Privileges of Series A Preferred Stock ("**Certificate of Determination**"), the Corporation was authorized to issue Ten Million (10,000,000) shares of Preferred Stock ("**Preferred Stock**").

C. No shares of Preferred Stock were outstanding immediately prior to the adoption of this Certificate of Determination.

D. That pursuant to the authority conferred upon the sole Director by the Articles of Incorporation of the Corporation, as amended, under Section 401 of the Corporations Code of the State of California, the sole Director of the Corporation on August 7, 2014, by adopting the following resolutions, designated One Thousand (1,000) shares of Preferred Stock as Series A Preferred Stock, of which no shares have been issued prior to the filing of this Certificate of Determination:

RESOLVED, that pursuant to the authority vested in the sole Director of this Corporation under the provisions of the Articles of Incorporation, as amended, and pursuant to Section 401 of the Corporations Code of the State of California, the sole Director hereby creates a series of Preferred Stock designated as "**Series A Preferred Stock**" to consist of One Thousand (1,000) shares, and hereby fixes the powers, preferences, relative and other special rights and the qualifications, limitations and restrictions of such Series A Preferred Stock as follows:

SECTION 1. DESIGNATION OF SERIES; RANK. The shares of such series of Series A Preferred Stock shall be designated as the "**Series A Preferred Stock**" and the number of shares initially constituting such series shall be up to One Thousand (1,000) shares.

SECTION 2. DIVIDENDS. The Holders of the Series A Preferred Stock shall not be entitled to receive dividends paid on the Corporation's common stock ("**Common Stock**"). "**Holder**" shall mean the person or entity in which the Series A Preferred Stock is registered on the books of the Corporation.

directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) repurchase of capital stock of the Corporation in connection with the settlement of disputes with any stockholder, or (iv) any other repurchase or redemption of capital stock of the Corporation approved by the holders of (a) a majority of the Corporation's voting stock, and (b) the Board of Directors of the Corporation.

(iii) "**Junior Stock**" shall mean (i) the Common Stock and (ii) each other class of capital stock or series of preferred stock of the Corporation established after the Designation Date, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Series A Preferred Stock upon the liquidation, winding-up or dissolution of the Corporation.

(iv) "**Liquidation Preference**" shall equal the Par Value per share.

(v) "**Par Value**" shall mean $0.001 per share (as appropriately adjusted for any Recapitalizations affecting the par value of the Common Stock or Series A Preferred Stock, as applicable).

(vi) "**Recapitalization**" shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.

(vii) "**Senior Securities**" shall mean (i) any senior debt or other security holders of the Corporation, including certain banks and/or institutions, which hold security interests over the Corporation's assets as of the Designation Date, or (ii) which the Corporation may agree in the future to provide such first priority security interests to, which shall not require the required consent of the Series A Preferred Stock Holders.

SECTION 4. VOTING.

4.1 Voting Rights. The Holders of the Series A Preferred Stock will have the voting rights as described in this Section 4 or as required by law. For so long as any shares of the Series A Preferred Stock remain issued and outstanding, the Holders thereof, voting separately as a class, shall have the right to vote on all shareholder matters (including, but not limited to at every meeting of the stockholders of the Corporation and upon any action taken by stockholders of the Corporation with or without a meeting) equal to fifty-one percent (51%) of the total vote. For example, if there are 10,000 shares of the Corporation's common stock issued and outstanding at the time of a shareholder vote, the Holders of the Series A Preferred Stock, voting separately as a class, will have the right to vote an aggregate of 10,400 shares, out of a total number of 20,400 shares voting. For the sake of clarity and in an abundance of caution, the total voting shares outstanding at the time of any and all shareholder votes (i.e., the total shares eligible to

the Corporation's transfer agent the Series A Preferred Stock Certificates evidencing such Series A Preferred Stock), result in the cancellation, termination and invalidation of any outstanding Series A Preferred Stock and Series A Preferred Stock Certificates held by Holder or his, her or its assigns.

(b) Further Actions Following Redemption. The Corporation and/or the Corporation's Transfer Agent shall be authorized to take whatever action necessary, if any, following the payment of the Redemption Amount, to reflect the cancellation of the Series A Preferred Stock subject to the Redemption, which shall not require the approval and/or consent of any Holder, and provided that by agreeing to the terms and conditions of this Certificate of Determination and the acceptance of the Series A Preferred Stock, each Holder hereby agrees to release the Corporation and the Corporation's Transfer Agent from any and all liability whatsoever in connection with the cancellation of the Series A Preferred Stock following a valid Redemption, regardless of the return to the Corporation or the Transfer Agent of any certificates representing such Series A Preferred Stock, which as stated above, shall be automatically cancelled upon the payment of the Redemption Amount (a "**Redemption Cancellation**").

(c) Further Redemption Assurances. Notwithstanding the above, each Holder, by accepting such Series A Preferred Stock Certificates hereby covenants that it will, whenever and as reasonably requested by the Corporation and the Transfer Agent, at its sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect a Redemption Cancellation, if such may be reasonably required by the Corporation and/or the Corporation's Transfer Agent.

(d) Additional Redemption Procedures. In the event that any Redemption Delivery is unsuccessful, such Redemption Amount shall be held by the Corporation in trust and such Redemption Amount shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is the legal owner of such Redemption Amount, provided that the Holder's failure to accept such Redemption Amount and/or the Corporation's inability to affect a Redemption Delivery shall in no event effect the validity of the Redemption Cancellation. Furthermore, the Holder shall be due no interest on the Redemption Amount while being held by the Corporation in trust and any and all interest, if any, which shall accrue on such amount shall be the sole property of the Corporation.

SECTION 7. NOTICES. Any notice required hereby to be given to the Holders of shares of the Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each Holder of record at his, her or its address appearing on the books of the Corporation.

SECTION 8. PROTECTIVE PROVISIONS. Subject to the rights of series of Series A Preferred Stock which may from time to time come into existence, so long as any shares of Series A Preferred Stock are outstanding, this Corporation shall not without first obtaining the

A0767880

3061046

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
ACTIVE HEALTH FOODS, INC.

FILED
Secretary of State
State of California
MAR 1 8 2015

The undersigned does hereby certify:

1. He is the President and Secretary of Active Health Foods, Inc., a corporation, organized and existing under and by virtue of the laws of the State of California.

2. The Articles of Incorporation of this Corporation are amended by changing the Article thereof numbered "IV" so that, as amended, said Article IV shall be and read as follows:

   This Corporation shall be authorized to issue 5,000,000,000 shares of common stock, par value $0.001, and 10,000,000 shares of preferred stock, par value $0.001. The common stock shall have equal voting rights on all matters requiring a vote of shareholders, including the election of directors. The Board of Directors is authorized to determine or to alter the rights, preferences, privileges and restrictions granted to or imposed upon the wholly unissued shares of preferred stock authorized to be issued.

3. The foregoing amendments have been duly approved by the Board of Directors of Active Health Foods, Inc. on March 16, 2015.

4. The foregoing amendments of the Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with Section 902, California Corporation Code. The total number of authorized shares of voting common stock is 500,000,000, of which 359,171,697 have been issued and are currently outstanding. The total number of authorized shares of preferred stock is 10,000,000,000, of which 1,000 Series A Voting Preferred Stock have been issued and are currently outstanding having a vote equal to 51% of the total combined voting power of all classes of stock outstanding. The number of common shares voting in favor of the amendment was 191,067,520, or 53.2% of the vote of the common stock and the number of shares of Series A Preferred Stock voting in favor of the amendment was 1,000 shares, representing 100% of the vote of the preferred stock, resulting in a collective vote of 77.1% of the total voting stock, exceeding the 50 percent vote required in order to approve the amendment.

5. The foregoing amendments shall be effective on March 18, 2015.

I declare, under penalties of perjury under the laws of the State of California, that the matters set forth in this certificate are true and correct, of my own knowledge.

Dated this 18th day of March, 2015

By: CEO
Title: Chief Executive Officer/President and Secretary
Name: John W. Griffin

STATE OF WYOMING
Office of the Secretary of State

I, EDWARD F. MURRAY, III, Secretary of State of the State of Wyoming, do hereby certify that

Active Health Foods, Inc.

an entity originally organized under the laws of California on January 9, 2008, did on September 15, 2015 apply for a Certificate of Registration and filed Articles of Continuance in the office of the Secretary of State of State of Wyoming.

I further certify that **Active Health Foods, Inc.** renounced its jurisdiction of formation and is now formed under the laws of the State of Wyoming in accordance with Wyoming statutes.

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **15th** day of **September, 2015**.



GREAT SEAL OF THE STATE OF WYOMING
EQUAL RIGHTS

Secretary of State

By: Lisa Gonzales

Filed Date: 09/15/2015

RECEIPT

Wyoming

Secretary of State
200 West 24th Street
Cheyenne, WY 82002-0020

NEVADA PROCESSING CENTER INC.
6490 W DESERT INN RD
LAS VEGAS, NV 89146

RECEIPT INFORMATION

Receipt #: **000924100**
Receipt Date: **09/15/2015**
Processed By: **Lisa Gonzales**

DO NOT PAY!
This is not a bill.

Description of Charges	Reference	Quantity	Unit Price	Total
Initial Filing - Profit Corporation - Domestic	2015-000694807	1	$100.00	$100.00

TOTAL CHARGES PAID $100.00

Description of Payment	Reference	Amount
Payment-Check / Money Order	8431	$100.00

TOTAL PAYMENT $100.00

In Reference To:
Active Health Foods, Inc. (2015-000694807)

PAD or Billing Questions?
(307) 777-5343
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